UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2005

PLURISTEM LIFE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-31392

(Commission File Number)

98-0351734

(IRS Employer Identification No.)

MATAM Advanced Technology Park, Building No. 20, Haifa, Israel 31905

(Address of principal executive offices and Zip Code)

011-972-4-850-1080

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.02 Termination of a Material Definitive Agreement

On May 31, 2005, the term of the February 18, 2005 temporary employment agreement entered into between us and John L. Bakos expired. The temporary employment agreement has now terminated and Mr. Bakos is no longer our President. See Section 5 below.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 31, 2005, Mr. John L. Bakos ceased to be our President.

Mr. Bakos has been invited, and has accepted, appointment as our Vice-President, Corporate Development, for a four month term effective immediately. In his new position, Mr. Bakos will concentrate on seeking financing for our company and seeking partners for potential joint ventures or business combinations with our company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURISTEM LIFE SYSTEMS, INC.

By: /s/ Shai Meretzki

Shai Meretzki

Date: June 6 , 2005